Exhibit 99.1

Bonanza Creek and extraction announce closing of Merger and subsequent acquisitIon of crestone peak

DENVER, November 1st, 2021 – Bonanza Creek Energy, Inc. (NYSE: BCEI) ("Bonanza Creek" or the “Company”) and Extraction Oil & Gas, Inc. (NASDAQ: XOG) (“Extraction”) today announced the closing of their merger and subsequent acquisition of Crestone Peak Resources (“Crestone Peak”). The transactions were overwhelmingly approved, with over 99.9% of the votes cast by Bonanza Creek stockholders and over 99.9% of the votes cast by Extraction stockholders voting in favor.

The combined company has now formally been rebranded Civitas Resources, Inc. (“Civitas”) and will commence public trading on the NYSE under the ticker “CIVI” on November 2, 2021. Upon closing, Civitas became the largest pure-play energy producer in Colorado’s DJ Basin and the state’s first carbon neutral oil and gas company. Civitas expects to exemplify the new E&P business model for U.S. producers, with a focus on operational discipline, free cash flow generation, financial alignment with shareholders, and ESG leadership.

Ben Dell, Chairman of Civitas, commented, “Civitas embodies an E&P model that is poised to deliver value for all of our stakeholders through disciplined capital deployment, operational and cost excellence, and governance standards aligned with the highest expectations – including our status as Colorado’s first carbon neutral oil & gas producer. Our team has worked diligently over these last several months to launch Civitas consistent with these ambitious goals, and we plan to bring forward the ‘best of’ our organizational and community values.”

New Members of the Executive Leadership Team and Board of Directors

Eric Greager, who previously served as President and Chief Executive Officer of Bonanza Creek, will continue as CEO of Civitas and serve as a member of the Board. Marianella Foschi will be Chief Financial Officer (“CFO”) and Matt Owens will serve as Civitas’ Chief Operating Officer (“COO”). Ms. Foschi and Mr. Owens served in the same roles at Extraction. Brian Cain has been appointed to the role of Chief Sustainability Officer of Civitas, having previously served as Extraction’s VP of External Affairs and ESG Policy.

The Civitas board of directors is now composed of nine members, four from legacy Bonanza Creek, four from legacy Extraction and one representative from legacy Crestone. Extraction’s former Chairman, Ben Dell, will serve as Chairman of the Civitas Board.

Eric Greager, President and CEO of Civitas, commented, "Civitas has the resource quality, low-cost structure, meaningful free cash flow generation, and low financial leverage to deliver sustained shareholder value. The integration of Extraction and Crestone is proceeding very well, and we believe that the combined companies’ ability to operate safely and efficiently during this process of consolidation and change affirms the operational excellence at the heart of Civitas. This distinctive consolidation capability, combined with a commitment to sustainability and a strong balance sheet, positions Civitas exceptionally well moving forward.”

Brian Steck, former Chairman of Bonanza Creek and a continuing member of the Civitas Board, commented, “I am proud that the values, which galvanized Bonanza Creek’s success over the years – a relentless competitive spirit, safety and environmental responsibility, and a focus on shareholder value – will continue under Eric’s leadership at Civitas. We are poised to lead the way in the E&P market and possess the assets, strategy and people to succeed.”

New Corporate Website

In connection with the rebranding and renaming of Civitas, the company has launched a new corporate website. Additional details about the company can now be found at www.civitasresources.com.

Further details regarding the transactions can be found in the report on Form 8-K that Civitas will file with the Securities and Exchange Commission.

Conference Call Information

The company plans to publish an updated presentation on November 4, 2021 on the Civitas website and host a conference call with institutional analysts and investors on November 4, 2021 at 8:00 a.m. Mountain Time (10:00 a.m. Eastern Time). A replay of the call will be available for one week. Dial-in information for the conference call is included below.

Type	Phone Number	Conference ID
Live participant	(877) 793-4362	1794818
Replay	(855) 859-2056	1794818

About Civitas Resources, Inc.

Civitas Resources, Inc. is Colorado’s first carbon neutral oil & gas producer and is focused on developing and producing crude oil, natural gas and natural gas liquids in Colorado’s Denver-Julesburg Basin. The company is committed to pursuing compelling economic returns and cash flow while delivering best-in-class cost leadership and capital efficiency. Civitas is dedicated to safety, environmental responsibility, and implementing industry leading practices to create a positive local impact. For more information about Civitas, please visit www.civitasresources.com.

Forward-Looking Statements and Cautionary Statements

Certain statements in this press release concerning the Bonanza Creek and Extraction merger and subsequent acquisition of Crestone Peak (the “Transactions”), including any statements regarding the combined company’s expected credit facility, the results, effects, benefits and synergies of the Transactions, future opportunities for Civitas, future financial performance and condition, guidance and any other statements regarding Civitas’ future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts are “forward-looking” statements based on assumptions currently believed to be valid. Forward-looking statements are all statements other than statements of historical facts. The words “anticipate,” “believe,” “ensure,” “expect,” “if,” “intend,” “estimate,” “probable,” “project,” “forecasts,” “predict,” “outlook,” “aim,” “will,” “could,” “should,” “would,” “potential,” “may,” “might,” “anticipate,” “likely” “plan,” “positioned,” “strategy,” and similar expressions or other words of similar meaning, and the negatives thereof, are intended to identify forward-looking statements. Specific forward-looking statements include statements regarding Civitas’ plans and expectations with respect to the Transactions and the anticipated impact of the Transactions on Civitas’s results of operations, financial position, growth opportunities and competitive position. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995.

These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those anticipated, including, but not limited to, potential adverse reactions or changes to business or employee relationships, including those resulting from the completion of the Transactions; the diversion of management time on Transaction-related issues; the ultimate timing, outcome and results of integrating the operations of Civitas; the effects of the business combination on Civitas, including Civitas’ future financial condition, results of operations, strategy and plans; the ability of Civitas to realize anticipated synergies in the timeframe expected or at all; changes in capital markets and the ability of Civitas to finance operations in the manner expected; the effects of commodity prices; the risks of oil and gas activities; and the fact that operating costs and business disruption may be greater than expected following the public announcement or consummation of the Transactions. Expectations regarding business outlook, including changes in revenue, pricing, capital expenditures, cash flow generation, strategies for our operations, oil and natural gas market conditions, legal, economic and regulatory conditions, and environmental matters are only forecasts regarding these matters.

Additional information concerning other risk factors is also contained in Bonanza Creek’s (now Civitas’) and Extraction’s most recently filed Annual Reports on Form 10-K, subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other SEC filings.

For further information, please contact:

Investor Relations:

John Wren, ir@civiresources.com

Media:

Brian Cain, info@civiresources.com

Source: Civitas Resources, Inc.

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